EXHIBIT 99.2

Third Quarter 2007 Financial Review and Analysis (Unaudited) October 23, 2007

Certain statements contained in this document are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements and financial or other business targets are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or expected results depending on a variety of factors, including but not limited to risks and uncertainties relating to investment in development activities and new production facilities; fluctuations in cost and availability of raw materials; ability of the Company to achieve and sustain targeted cost reductions, including synergies expected from the integration of the Paxar business in the time and at the cost anticipated; ability of the Company to generate sustained productivity improvement; successful integration of acquisitions; successful implementation of new manufacturing technologies and installation of manufacturing equipment; the financial condition and inventory strategies of customers; customer and supplier concentrations; changes in customer order patterns; loss of significant contract(s) or customer(s); timely development and market acceptance of new products; fluctuations in demand affecting sales to customers; impact of competitive products and pricing; selling prices; business mix shift; credit risks; ability of the Company to obtain adequate financing arrangements; fluctuations in interest rates; fluctuations in pension, insurance and employee benefit costs; impact of legal proceedings, including the Australian Competition and Consumer Commission investigation into industry competitive practices, and any related proceedings or lawsuits pertaining to this investigation or to the subject matter thereof or of the concluded investigations by the U.S. Department of Justice ("DOJ"), the European Commission, and the Canadian Department of Justice (including purported class actions seeking treble damages for alleged unlawful competitive practices, which were filed after the announcement of the DOJ investigation), as well as the impact of potential violations of the U.S. Foreign Corrupt Practices Act based on issues in China; changes in governmental regulations; changes in political conditions; fluctuations in foreign currency exchange rates and other risks associated with foreign operations; worldwide and local economic conditions; impact of epidemiological events on the economy and the Company's customers and suppliers; acts of war, terrorism, natural disasters; and other factors. The Company believes that the most significant risk factors that could affect its ability to achieve its stated financial expectations in the near-term include (1) the impact of economic conditions on underlying demand for the Company's products; (2) the impact of competitors' actions, including pricing, expansion in key markets, and product offerings; (3) the degree to which higher raw material and energy-related costs can be passed on to customers through selling price increases (and previously implemented selling price increases can be sustained), without a significant loss of volume; (4) potential adverse developments in legal proceedings and/or investigations regarding competitive activities, including possible fines, penalties, judgments or settlements; and (5) the ability of the Company to achieve and sustain targeted cost reductions, including expected synergies associated with the Paxar acquisition. The financial information presented in this document represents preliminary, unaudited financial results. Slide 3

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP measures as defined by SEC rules. The most directly comparable GAAP measures have been included in the earnings news release for the quarter. Reconciliations of non-GAAP measures to the most directly comparable GAAP measures are included with the financial statements accompanying the earnings news release for the quarter, along with certain supplemental analysis provided in this document. (See Attachments A-2 through A-5 to Exhibit 99.1, news release dated October 23, 2007, and Slides 15 and 16 of this document.) The Company's non-GAAP financial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP measures, may make it difficult to assess the underlying performance of the Company in a single period. By excluding certain accounting effects, both positive and negative (e.g., gains on sales of assets, restructuring charges, asset impairments, effects of acquisitions and related costs, etc.), from certain of the Company's GAAP measures, the Company believes that it is providing meaningful supplemental information to facilitate an understanding of the Company's "core" or "underlying" operating results. These non-GAAP measures are used internally to evaluate trends in the Company's underlying business, as well as to facilitate comparison to the results of competitors for a single period. The Company applies a quarterly tax rate to the accounting adjustments in order for the year-to-date tax rate on non-GAAP income to be consistent with the year-to-date GAAP tax rate. (See Attachment A-2 of Exhibit 99.1 for discussion of limitations associated with the use of these non-GAAP measures.) The information in this document has been furnished (not filed) under Form 8-K with the SEC and is posted at the Investors section of the Company's Web site. Slide 5

Overview Net sales increased 18.5% over prior year Net effect of Paxar acquisition was approx. 14.5% Unit volume growth was approx. 1.5% Negative impact from price/mix changes (~ 1.5% reduction in sales) Operating margin before restructuring and asset impairment charges and transition costs associated with the Paxar integration declined by 70 basis points, driven largely by the acquisition 50 basis points of margin compression from addition of base Paxar business (margin of base business is lower than Company-average before completion of the integration) Negative changes in price and mix in the roll materials business more than offset benefits of restructuring and other productivity initiatives

Overview (continued) Effective tax rates for the quarter and year-to-date were 11.4% and 19.1%, respectively. Full year rate expected to be in the range of 18-20%, below original guidance of 20-22%, Reported E.P.S. of $0.59 includes: $0.24 of restructuring and asset impairment charges, including $0.11 related to Paxar $0.17 of transition and other costs associated with Paxar integration Both reported and adjusted earnings include $0.03 of estimated dilution from the base Paxar business, including interest on acquisition debt and amortization of intangibles

Unit Volume Growth (est.) 3.0% 1.0% 1.5% 2.5% 1.5% Reported Sales Growth 4.6% 3.5% 3.9% 8.1% 18.5% Management Analysis of Underlying Sales Trends (1) Reported Sales Growth less the impacts of foreign currency translation and acquisitions, net of divestitures (calculation may not tie due to rounding). Q3-06 Q4-06 Q1-07 Q2-07 Organic Sales Growth(1) 3.9% 2.0% 1.2% 2.1% (0.1)% Acquisitions, Net of Divestitures (1.1)% (1.1)% (0.8)% 2.5% 14.5% Price/Mix + 1% + 1% ~ flat (0.5)% (1.5)% Currency 1.8% 2.6% 3.5% 3.5% 4.1% Q3-07

Gross Profit Margin (Total Company) 27.8% 28.7% Operating Margin (non-GAAP(2)): Pressure-Sensitive Materials 9.4% 10.2% 9.8% Office and Consumer Products 18.2% 16.0% 16.2% Retail Information Services (RIS) 3.5% 5.9% n/a Other Specialty Converting 5.8% 5.0% 4.2% Total Company 9.0% 9.2% Impact of RFID on reported margin: (0.4)% (0.4)% Total Company Excluding RFID 9.4% 9.6% (1) See Slides 15 and 16 for reconciliation to reported results for Total Company and RIS. (2) Earnings before interest and taxes, restructuring and asset impairment charges, and other items detailed in Attachments A-3 and A-4 of Exhibit 99.1. Q3-07 Q3-06 Q2-07 Margin Analysis Adjusted(1)

Key Factors Impacting Margin (see Slide 15 for prior year reconciliation for Paxar) Gross profit margin before Paxar integration costs improved 20 basis points compared to prior year margin, as reported Adjusting the prior year number to include Paxar, gross profit margin declined 90 basis points This decline reflects impact of price competition and higher raw material costs, partially offset by restructuring savings and other sources of productivity Marketing, general and administrative (MG&A) expense ratio before Paxar integration costs increased 100 basis points compared to prior year MG&A ratio, as reported Adjusting the prior year number to include Paxar, MG&A expense ratio improved by 70 basis points Absolute MG&A spending was down modestly vs. adjusted prior year, as cost reductions offset the negative effects of currency (approx. $7 mil.), amortization of intangibles related to Paxar acquisition (approx. $5 mil.), and general inflation

PRESSURE-SENSITIVE MATERIALS Reported sales of $868 mil., up 5% compared with prior year Organic sales growth of approx. 1% Change in sales for roll materials business by region, adjusted for the effect of currency: Europe roughly comparable to prior year North America declined at low single digit rate Asia growth in mid-teens South America growth at low single digit rate Graphics & Reflective business increased at mid single-digit rate before currency Excluding restructuring and asset impairment charges, operating margin declined 80 basis points vs. prior year to 9.4%, as the negative effects of pricing, unfavorable product mix, and raw material inflation more than offset benefits from restructuring and other productivity initiatives Q3-2007 Segment Overview

Q3-2007 Segment Overview (continued) RETAIL INFORMATION SERVICES Reported sales of $388 mil., up 136% compared with prior year primarily due to the Paxar acquisition Organic sales growth of approx. 1% Slowdown vs. historical trend and long-term target reflects decline in ticket and tag orders for apparel shipped to North American retailers and brand owners, reflecting a weak domestic retail market Operating margin before transition costs, restructuring, and asset impairment charges declined 290 basis points to 3.5% Adjusting the prior year number to include Paxar (see Slide 16), operating margin before transition costs, restructuring, and asset impairment charges declined 240 basis points Amortization of acquisition intangibles represents 60% of decline Realized volume growth insufficient to cover investments in infrastructure tied to anticipated growth Planned delays in rightsizing of operations in North and Central America in anticipation of the integration Higher costs partially offset by integration synergies (roughly 60 basis points, net of corporate expense allocation tied to higher sales)

Target Target Est. Pre-Tax Target Pre-Tax Cost Annual E.P.S. Depreciation & EBITDA(1) Savings Accretion(1) Amortization Accretion 2008 $80 - $90 $0.40 - $0.50 $60 - $65 $190 - $200 2009 $105 - $120 $0.70 - $0.80 $65 - $70 $230 - $240 2010 $115 - $125 $0.90 - $1.00 $65 - $70 $245 - $255 Financing Weighted average interest rate of 6.5% to 7.0% Combination of senior notes, hybrid or other securities (TBD), and short-term debt Expect to complete permanent financing before year-end Estimated One-Time Cash Integration Costs(2) Cash Restructuring / Transition Costs(3): $120 - $130 Capital / IT Investments: $ 50 - $ 60 Total Cash Costs: $170 - $190 (1) Excluding one-time integration costs. Assumes 4% to 5% compound annual growth of pre-acquisition sales (2) Excludes non-cash charges (e.g., asset write-offs) taken to either the P&L or balance sheet (3) Severance, change in control payments, consulting fees, etc. Updated Paxar Financial Outlook (Millions, except as noted) Estimated Timing of Cash Outflows: 2007 40% 2008 50% 2009 10%

Q3-2007 Segment Overview (continued) OFFICE AND CONSUMER PRODUCTS Reported sales of $267 mil., down 5% compared with prior year Organic sales decline of approx. 7% Shift in timing of back-to-school orders from Q3 to Q2 and effect of exiting certain low-margin business contributed an estimated 6.5 points of decline Organic sales decline of approx. 0.5% adjusted for year-on-year comparability issues Excluding restructuring and other charges, operating margin increased 220 basis points to 18.2% OTHER SPECIALTY CONVERTING Reported sales of $157 mil., up 7% compared with prior year Organic sales growth of approx. 5% Excluding restructuring and asset impairment charges, operating margin increased by 80 basis points to 5.8%, reflecting improvement in RFID

Third Quarter YTD Cash Flow and Debt-To-Total Capital (Millions, except as noted) 2007 2006 Cash flow from operations $302.9 $359.9 Payment for capital expenditures $136.3 $110.6 Payment for software and other deferred charges $ 39.1 $ 24.2 Free Cash Flow(1) $127.5 $225.1 Dividends $128.0 $128.5 Share Repurchase $ 63.2 -- Total debt to total capital at end of period 55.1% 34.2% (1) Cash flow from operations less payment for capital expenditures, software and other deferred charges (1) Cash flow from operations less payment for capital expenditures, software and other deferred charges (1) Cash flow from operations less payment for capital expenditures, software and other deferred charges (1) Cash flow from operations less payment for capital expenditures, software and other deferred charges (1) Cash flow from operations less payment for capital expenditures, software and other deferred charges

Reported revenues expected to be up 12.5%-13.5% for the full year, including approx. 8% benefit from the Paxar acquisition, net of divestitures, and approx. 4.0% to 4.5% benefit from currency translation Operating margin of approx. 9% before Paxar integration-related transition costs, reflecting: Moderate inflation (~ 1%) in raw material costs largely offset with benefit from global sourcing strategies and material cost-outs Continued pricing pressure in North American and European roll materials businesses Interest expense of approximately $105 mil. Tax rate below original guidance range - now expected to be in the range of 18% to 20% (believed to be sustainable for at least the next few years) E.P.S. guidance: $3.75 to $3.85 (before restructuring and asset impairment charges and transition costs associated with the Paxar integration) Updated 2007 Earnings Guidance: Key Assumptions

Backup: Third Quarter Margin Comparison Reconciliation for Effects of Paxar - Total Company Reconciliation for Effects of Paxar - Total Company Reconciliation for Effects of Paxar - Total Company

Backup: Third Quarter Margin Comparison Reconciliation for Effects of Paxar - RIS Reconciliation for Effects of Paxar - RIS Reconciliation for Effects of Paxar - RIS